[LOGO]
















A DISCIPLINED, CONSISTENT

         APPROACH TO INVESTING ...






                                                  FORTIS
                                                  SECURITIES FUND, INC.
                                                  ANNUAL REPORT
                                                  July 31, 1997

FORTIS SECURITIES, INC. ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULE OF INVESTMENTS                                        2

STATEMENT OF ASSETS AND LIABILITIES                            8

STATEMENT OF OPERATIONS                                        8

STATEMENTS OF CHANGES IN NET ASSETS                            9

NOTES TO FINANCIAL STATEMENTS                                 10

INDEPENDENT AUDITORS' REPORT                                  12

BOARD OF DIRECTORS AND OFFICERS                               13

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012
 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings charts show the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

                                                     FORTIS
                                                  SECURITIES,
                                                      INC.
                                                 --------------
JULY 31, 1997:
TOTAL NET ASSETS.............................    $  119,284,960
MARKET PRICE PER SHARE.......................    $        8.688
SHARES OUTSTANDING...........................        12,621,450

FOR THE YEAR ENDED JULY 31, 1997:
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $         8.97
  End of year................................    $         9.45
TOTAL DIVIDENDS PAID.........................    $    9,247,104
DIVIDENDS PER SHARE (CLASSIFIED AS ORDINARY
   INCOME FOR FEDERAL INCOME TAX PURPOSES)...    $        0.732

PORTFOLIO COMPOSITION BY SECTOR
AS OF 7/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds -- Investment Grade              40.4%
Corporate Bonds -- Non-Investment Grade          24.9%
Asset Backed Securities                          11.0%
FNMAs                                             7.6%
FHLMCs                                            3.4%
GNMAs                                             3.7%
Cash Equivalent/Receivables                       3.0%
U.S. Treasury Securities                          6.0%

TOP 10 HOLDINGS AS OF 7/31/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.00%) 1999                          3.6%
 2.  Green Tree Financial Corp. (7.65%) 2019                  2.6%
 3.  DLJ Mortgage Acceptance Corp. (8.50%) 2001               2.6%
 4.  FNMA (7.50%) 2024                                        2.2%
 5.  Nationsbank Corp. (7.25%) 2025                           2.1%
 6.  United Air Lines, (10.02%) 2022                          2.1%
 7.  Georgia-Pacific Corp. (9.625%) 2022                      2.0%
 8.  GTE Corp., (7.90%) 2027                                  1.8%
 9.  Lyondell Petrochemical (7.55%) 2026                      1.7%
10.  FNMA (8.00%) 2024                                        1.6%

DEAR SHAREHOLDER,

We are pleased to present the Fortis Securities annual report for the period ended July 31, 1997.

ECONOMY HAVING POSITIVE EFFECT ON BOND MARKET

The U.S. economy entered its seventh consecutive year of expansion in 1997, one of the longest expansions in the 20th century. Historically, as an economic expansion reaches its later stages, inflation begins to rise. This expansion, however, has been different. Global competition, lower deficits and rising productivity have contributed to the lowest inflation levels in 30 years. This unprecedented scenario has had a favorable impact on the bond market, causing yields to fall (and conversely, prices to rise). For example, the 10-year treasury yield fell 78 basis points in the last 12 months.

For the year ended July 31, 1997 the Fortis Securities Fund provided a distribution yield of 8.37 percent, the highest in its competitive universe (Lipper Closed-End Investment Grade Bond Funds). The fund had a market value total return of 20.27 percent and a net asset value total return of 14.83 percent. This strong total returns were largely due to the steep drop in bond yields and was supported by our duration* and sector allocation strategies.

The Fortis Securities Fund's primary investment emphasis is to maximize the fund's yield with a secondary emphasis on capital appreciation. Correspondingly, we seek to invest in securities that have high yields and, if possible, good total return potential. One sector that exhibited these characteristics last year was lower-rated corporate bonds. Strong company profits and relatively low default rates created a positive environment for lower-rated, higher-yielding bonds. Therefore, we maintained the proportion of the fund invested in lower-rated bonds just below the 25 percent fund limit throughout the past year. The overweighting in high yield securities paid off in two ways: high yield bonds generated greater income for the fund; they also boosted the fund's return as they were the best performing fixed income sector for the year ended July 31, 1997.

In addition, our investment strategy focused on keeping the fund's duration equal to or longer than our target duration. We expected lower interest rates in the long term while being aware of short term volatility. Furthermore, we increased our commitment to investment grade corporates while reducing our exposure to mortgage-backed securities. We believed that investment grade corporates would outperform other sectors in a moderate growth, low-inflation economic environment.

OUTLOOK REMAINS POSITIVE

We expect the economy to continue to grow at a 2-3 percent pace in the coming months. Although inflation has been very well-behaved to date, there is the possibility that in the next six to twelve months the continued expansion could lead to a modest increase in inflation and possibly tighter monetary policy. Under these conditions, rates should back up somewhat, giving us an opportunity to lengthen the duration of the portfolio. Our outlook on investment grade and lower-rated corporate bonds remains positive and we will maintain an overweight position in both sectors.

We appreciate your investment with Fortis. If you have any questions, please call us or your investment professional.

Sincerely,

                                [SIGNATURE]                                                 [SIGNATURE]
Dean C. Kopperud                                                  Howard G. Hudson
President                                                         Vice President

August 12, 1997

* AN IMPORTANT CONCEPT IN MANAGING FIXED INCOME SECURITIES, DURATION IS THE MEASURE OF A BOND FUND'S SENSITIVITY TO INTEREST RATE CHANGES. TRADITIONALLY MEASURED IN YEARS, HIGHER DURATIONS MEAN POTENTIALLY GREATER FLUCTUATIONS IN BOND VALUES, JUST AS LOWER DURATIONS TYPICALLY MEAN LESS VOLATILITY.

FORTIS SECURITIES, INC.
Schedule of Investments
July 31, 1997

ASSET BACKED SECURITIES-11.03%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AIR FREIGHT-0.90%
   $1,000,000    Federal Express, 7.84% Pass Thru Certificate
                   Ser 1996-B2 1-30-2018......................         BBB+     $   1,000,000    $   1,070,770
                                                                                -------------    -------------
                 AIRLINES-1.29%
    1,200,000    Delta Airlines, 10.50% Pass Thru Certificate
                   4-30-2016..................................          BBB         1,460,986        1,538,380
                                                                                -------------    -------------
                 COMMERCIAL LOANS-0.99%
    1,100,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA         1,110,497        1,180,095
                                                                                -------------    -------------
                 MANUFACTURED HOMES-3.48%
    3,000,000    Green Tree Financial Corp., 7.65% Sr Sub Pass
                   Thru Certificate Ser 1994-1 Class A5
                   4-15-2019..................................         Aa2*         2,988,281        3,125,277
    1,000,000    Green Tree Financial Corp., 7.76% Sr Sub Pass
                   Thru Certificate Ser 1997-1 Class B2
                   3-15-2028..................................         Baa*           999,844        1,025,312
                                                                                -------------    -------------
                                                                                    3,988,125        4,150,589
                                                                                -------------    -------------
                 MULTI-FAMILY LOANS-3.52%
    3,000,000    DLJ Mtg Acceptance Corp., 8.50% Multifamily
                   Mtg Pass Thru Certificate Ser 1994-4 Class
                   A2 4-18-2001...............................            A         3,023,906        3,124,818
    1,000,000    DLJ Mtg Acceptance Corp., 8.80% Multifamily
                   Mtg Pass Thru Certificate Ser 1993-12 Class
                   B1 9-18-2003                                          NR           982,500        1,072,305
                                                                                -------------    -------------
                                                                                    4,006,406        4,197,123
                                                                                -------------    -------------
                 WHOLE LOAN RESIDENTIAL-0.85%
      984,032    Mid-State Trust, 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA           983,418        1,022,163
                                                                                -------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                  $  12,549,432    $  13,159,120
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-40.40%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AIRLINES-4.08%
   $1,000,000    AMR Corp., 10.00% Deb 4-15-2021..............         BBB-     $   1,167,297    $   1,288,192
    1,000,000    Federal Express Corp., 7.50% 1997-A Pass Thru
                   Certificate 1-15-2018......................          AAA         1,000,000        1,066,369
    2,000,000    United Air Lines, 10.02% Deb 3-22-2014.......         BBB-         2,410,315        2,509,580
                                                                                -------------    -------------
                                                                                    4,577,612        4,864,141
                                                                                -------------    -------------
                 AUTOMOBILE MANUFACTURERS-0.87%
    1,000,000    Chrysler Corp., 7.40% Deb 8-1-2097...........            A           999,140        1,034,313
                                                                                -------------    -------------
                 BANKS-4.33%
    1,000,000    Comerica Bank, 7.875% 9-15-2026..............           A-           988,070        1,080,733
    1,500,000    Keystone Financial Funding Corp., 7.30%
                   Medium Term Note 5-15-2004.................         BBB+         1,496,406        1,555,500
    2,500,000    Nationsbank Corp., 7.25% Sub Note
                   10-15-2025.................................            A         2,327,867        2,535,622
                                                                                -------------    -------------
                                                                                    4,812,343        5,171,855
                                                                                -------------    -------------
                 BROKERAGE AND INVESTMENT-1.30%
    1,500,000    Lehman Brothers Holdings, 7.375% Sr Note
                   5-15-2004..................................            A         1,494,232        1,552,137
                                                                                -------------    -------------
                 CABLE TELEVISION-4.10%
    1,000,000    Comcast Cable Communications, Inc., 8.50%
                   Note 5-1-2027 (with rights) (h)............         BBB-           998,293        1,117,700
    1,500,000    Telecommunications, Inc., 9.80% Sr Note
                   2-1-2012...................................         BBB-         1,658,835        1,808,856
    1,800,000    Time Warner Entertainment, 8.375% Sr Note
                   7-15-2033..................................         BBB-         1,732,107        1,959,201
                                                                                -------------    -------------
                                                                                    4,389,235        4,885,757
                                                                                -------------    -------------
                 CHEMICALS-2.23%
      600,000    Agrium, Inc., 7.70% 2-1-2017.................          BBB           594,236          637,678
    2,000,000    Lyondell Petrochemical, 7.55% Deb
                   2-15-2026..................................         BBB-         1,870,415        2,027,612
                                                                                -------------    -------------
                                                                                    2,464,651        2,665,290
                                                                                -------------    -------------
                 ENERGY-3.12%
    1,500,000    Apache Corp, 7.70% 3-15-2026.................          BBB         1,494,552        1,602,196
    1,000,000    El Paso Natural Gas Co., 7.50% Deb
                   11-15-2026.................................          BBB         1,000,000        1,045,351
      500,000    NGC Corp., 7.625% Deb 10-15-2026.............         BBB+           497,627          525,760

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
   $  500,000    NGC Corp., 8.316% Deb 6-1-2027 (h)...........          BBB     $     500,000    $     546,345
                                                                                -------------    -------------
                                                                                    3,492,179        3,719,652
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT-1.40%
    1,500,000    Quebec (Province of), 8.80% Bond 4-15-2003...           A+         1,637,670        1,668,418
                                                                                -------------    -------------
                 FOREST PRODUCTS-3.41%
    2,150,000    Georgia-Pacific Corp., 9.625% Deb
                   3-15-2022..................................         BBB-         2,169,817        2,439,715
    1,500,000    Noranda, Inc., 8.625% Deb 7-15-2002..........          BBB         1,494,960        1,630,884
                                                                                -------------    -------------
                                                                                    3,664,777        4,070,599
                                                                                -------------    -------------
                 MEDIA-1.44%
    1,500,000    News America Holdings, Inc., 8.875% Deb
                   4-26-2023..................................          BBB         1,488,271        1,715,526
                                                                                -------------    -------------
                 MISCELLANEOUS-2.10%
    1,215,000    Minneapolis MN Community Development Agency,
                   11.25% Ltd Tax Dev Rev Bond Ser 1990-6B
                   6-1-2007...................................           A-         1,241,875        1,374,715
    1,000,000    New York (City of), 10.00% General Obligation
                   Taxable Bond Fiscal 1991 Ser D 8-1-2005....         BBB+           950,103        1,136,953
                                                                                -------------    -------------
                                                                                    2,191,978        2,511,668
                                                                                -------------    -------------
                 NATURAL GAS TRANSMISSIONS-2.62%
    1,500,000    Columbia Gas Systems, 7.62% 11-28-2025.......         BBB+         1,421,028        1,528,008
    1,500,000    Tennessee Gas Pipeline, 7.625% 4-1-2037......          BBB         1,481,787        1,596,407
                                                                                -------------    -------------
                                                                                    2,902,815        3,124,415
                                                                                -------------    -------------
                 OIL-REFINING-1.28%
    1,500,000    Coastal Corp., 7.42% Note 2-15-2037..........         BBB-         1,426,850        1,525,902
                                                                                -------------    -------------
                 RAILROAD AND RAILROAD EQUIPMENT-0.69%
      750,000    CSX Corp., 7.90% Deb 5-1-2017 (h)............          BBB           749,567          817,982
                                                                                -------------    -------------
                 REAL ESTATE-INVESTMENT TRUST-0.89%
    1,000,000    Meditrust, 7.82% Note 9-10-2026..............         BBB-         1,000,000        1,061,876
                                                                                -------------    -------------
                 RETAIL-DEPARTMENT STORES-1.22%
    1,400,000    Dayton Hudson Co., 7.875% 6-15-2023..........         BBB+         1,410,445        1,457,443
                                                                                -------------    -------------
                 TELECOMMUNICATIONS-2.21%
    1,000,000    360 Communications Co., 7.50% Sr Note
                   3-1-2006...................................         BBB-           997,921        1,034,547
    1,500,000    U.S. West Capital Funding, Inc., 7.90%
                   2-1-2027...................................         BBB+         1,500,000        1,596,201
                                                                                -------------    -------------
                                                                                    2,497,921        2,630,748
                                                                                -------------    -------------
                 TELEPHONE SERVICES-1.79%
    2,000,000    GTE Corp., 7.90% 2-1-2027....................            A         2,000,000        2,139,618
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC-1.32%
    1,500,000    Texas Utilities Electric Capital V, 8.175%
                   1-30-2037..................................          BBB         1,500,000        1,578,140
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  44,699,686    $  48,195,480
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-24.93%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AEROSPACE AND EQUIPMENT-0.31%
   $  350,000    K & F Industries, Inc., 11.875% Sr Secured
                   Note 12-1-2003.............................          BB-     $     329,875    $     368,375
                                                                                -------------    -------------
                 AIRLINES-0.49%
      500,000    Northwest Airlines Trust No. 2, 13.875% Ser D
                   Sub Aircraft Note 6-21-2008................          BB+           500,000          587,500
                                                                                -------------    -------------
                 APPAREL-0.45%
      499,659    Hosiery Corp. of America, Inc., 13.75% Sr Sub
                   Note 8-1-2002..............................           NR           488,870          539,632
                                                                                -------------    -------------

FORTIS SECURITIES, INC.
Schedule of Investments (continued)
July 31, 1997

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-0.43%
   $  500,000    J.B. Poindexter & Co., 12.50% Sr Note
                   5-15-2004..................................           B-     $     480,275    $     520,000
                                                                                -------------    -------------
                 BANKS-0.87%
    1,000,000    Big V Supermarkets, 11.00% Sr Sub Note
                   2-15-2004..................................           B-         1,018,447        1,037,500
                                                                                -------------    -------------
                 CABLE TELEVISION-2.25%
    1,000,000    Adelphia Communications Corp., 12.50% Sr Note
                   5-15-2002..................................            B         1,042,133        1,061,250
    1,000,000    CCA Holdings Corp., 19.50% Sr Sub Zero Coupon
                   Note 12-31-1999 (matures at 1,860 per 1,000
                   face amount) (e) (f).......................           NR         1,213,048        1,310,000
      500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................           B-           492,982          310,000
                                                                                -------------    -------------
                                                                                    2,748,163        2,681,250
                                                                                -------------    -------------
                 CHEMICALS-1.40%
    1,000,000    LaRoche Industries, Inc., 13.00% Sr Sub Note
                   8-15-2004..................................            B         1,052,291        1,125,000
      500,000    NL Industries, Inc., 11.75% Sr Secured Note
                   10-15-2003.................................            B           513,936          551,250
                                                                                -------------    -------------
                                                                                    1,566,227        1,676,250
                                                                                -------------    -------------
                 CONSUMER GOODS-0.24%
      250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B
                   6-15-2004..................................           B-           230,313          282,500
                                                                                -------------    -------------
                 FINANCE COMPANIES-0.82%
      406,000    Homeside, Inc., 11.25% Sr Secured Second
                   Priority Note 5-15-2003....................          BB+           420,372          475,020
      500,000    Wilshire Financial Services, 13.00% Note
                   1-1-2004...................................           NR           505,972          505,000
                                                                                -------------    -------------
                                                                                      926,344          980,020
                                                                                -------------    -------------
                 FOOD-MISCELLANEOUS-0.46%
      500,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+           496,443          545,000
                                                                                -------------    -------------
                 FOREST PRODUCTS-0.45%
      500,000    Stone Container Corp., 11.875% Sr Note
                   8-1-2016...................................            B           500,000          540,000
                                                                                -------------    -------------
                 HOUSING-1.36%
      500,000    Hovnanian Enterprises, Inc., 11.25% Sub Note
                   4-15-2002..................................            B           515,614          520,000
    1,000,000    MDC Holding, Inc., 11.125% Note 12-15-2003...           B+         1,010,488        1,097,500
                                                                                -------------    -------------
                                                                                    1,526,102        1,617,500
                                                                                -------------    -------------
                 INDUSTRIAL-2.09%
      500,000    Amtrol, Inc., 10.625% Sr Sub Note
                   12-31-2006.................................           B-           500,000          528,750
    1,000,000    Precise Technology, Inc., 11.125% Sr Sub Note
                   6-15-2007 (f)..............................           B-         1,000,000        1,012,500
    1,000,000    Riverwood International, Inc., 10.875% Sr Sub
                   Note 4-1-2008..............................         CCC+           925,409          951,250
                                                                                -------------    -------------
                                                                                    2,425,409        2,492,500
                                                                                -------------    -------------
                 LEISURE TIME-AMUSEMENTS-3.24%
      500,000    Argosy Gaming Co., 13.25% First Mortgage Bond
                   6-1-2004...................................           B+           491,339          495,000
      500,000    Kloster Cruise, Inc., 13.00% Sr Secured Note
                   5-1-2003 (f)...............................            B           383,360          480,000
    1,000,000    Mohegan Tribal Gaming, 13.50% Sr Note
                   11-15-2002.................................          BB+         1,220,373        1,315,000
      500,000    Showboat Marina Casino & Finance Corp.,
                   13.50% First Mtg Bond 3-15-2003............            B           500,000          572,500
    1,000,000    Trump Atlantic City Associates Funding, Inc.,
                   11.25% First Mtg Bond 5-1-2006.............          BB-           995,844        1,002,500
                                                                                -------------    -------------
                                                                                    3,590,916        3,865,000
                                                                                -------------    -------------
                 MACHINERY-0.43%
      500,000    MVE, Inc., 12.50% Sr Secured Note
                   2-15-2002..................................           B+           497,457          515,000
                                                                                -------------    -------------
                 MORTGAGE BACKED SECURITIES-0.53%
      837,495    Sandia Mtg Corp., 9.14% 1991 A Variable Rate
                   Pass Thru Certificate Class B 8-1-2018
                   (f)........................................           NR           630,397          628,121
                                                                                -------------    -------------
                 PUBLISHING-0.45%
      500,000    Affinity Group Holding, 11.00% Sr Note
                   4-1-2007 (f)...............................            B           504,298          535,000
                                                                                -------------    -------------
                 RETAIL-GROCERY-0.00%
      500,000    Pay `N' Pak Stores, Inc., 13.50% Sr Sub Deb
                   6-1-1998 (a)...............................           NR           498,688            2,500
                                                                                -------------    -------------
                 RETAIL-MISCELLANEOUS-0.03%
    1,000,000    Color Tile, Inc., 10.75% Sr Note 12-15-2001
                   (a)........................................           NR           700,000           30,000
                                                                                -------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 STEEL AND IRON-0.45%
   $  500,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B     $     502,362    $     542,500
                                                                                -------------    -------------
                 TECHNOLOGY-0.47%
      500,000    Advanced Micro Devices, 11.00% Sr Secured
                   Note 8-1-2003..............................            B           500,000          562,500
                                                                                -------------    -------------
                 TELECOMMUNICATIONS-6.82%
      500,000    American Communications Services, Inc.,
                   13.75% Sr Note 7-15-2007 (f)...............           NR           500,000          530,000
    1,000,000    Dobson Communications Corp., 11.75% Sr Note
                   4-15-2007..................................           NR           953,065          970,000
      500,000    Fonorola, Inc., 12.50% Sr Secured Note
                   8-15-2002..................................           B+           500,000          557,500
      500,000    Iridium LLC/Capital Corp., 14.00% Sr Note
                   7-15-2005 (f)..............................           B-           477,211          505,000
      500,000    IXC Communications, Inc., 12.50% Sr Note
                   10-1-2005..................................            B           513,995          570,000
      500,000    Metrocall, Inc., 10.375% Sr Sub Note
                   10-1-2007..................................          CCC           433,854          475,000
    1,000,000    Mobile Telecommunications, 13.50% Sr Note
                   12-15-2002.................................           B-         1,015,781        1,092,500
    1,000,000    Nextel Communications, 11.84% Sr Disc Note
                   8-15-2004 (Zero coupon through 2-15-1999,
                   thereafter
                   9.75%) (e).................................         CCC-           790,370          821,250
      500,000    Nextlink Communications, L.L.C., 12.50% Sr
                   Note 4-15-2006.............................           NR           500,000          560,000
    1,000,000    Phonetel Technologies, 12.00% Sr Note
                   12-15-2006.................................           B-         1,002,469        1,005,000
      500,000    RSL Communications Ltd., 12.25% Sr Note
                   11-15-2006.................................           B-           499,522          520,000
      500,000    Western Wireless Corp., 10.50% Sr Sub Note
                   6-1-2006...................................           B-           523,077          525,000
                                                                                -------------    -------------
                                                                                    7,709,344        8,131,250
                                                                                -------------    -------------
                 TEXTILE MANUFACTURING-0.45%
      500,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+           525,668          540,000
                                                                                -------------    -------------
                 TOBACCO-0.44%
      500,000    North Atlantic Trading, 11.00% Sr Note
                   6-15-2004 (f)..............................            B           500,000          520,000
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $  29,395,598    $  29,739,898
                                                                                -------------    -------------
                                                                                -------------    -------------

U.S. GOVERNMENT SECURITIES-20.66%

--------------------------------------------------------------------------------
    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION-3.35%
                 MORTGAGE BACKED SECURITIES:
   $1,022,205    8.00% 2001...................................   $   1,047,760    $   1,053,510
      401,893    9.00% 2022...................................         427,388          427,011
      630,111    10.50% 2017..................................         671,745          693,515
      321,013    11.25% 2010..................................         347,195          359,634
      283,005    11.50% 2014-2015.............................         311,328          318,911
      266,011    11.75% 2010..................................         281,971          301,049
                                                                 -------------    -------------
                                                                     3,087,387        3,153,630
                                                                 -------------    -------------
                 REMIC-IO & IO-ETTE:
       16,203    10.00% Trust #1404-E Interest Only strip I/O
                   ette 2006 (g)..............................          86,364          241,425
                                                                 -------------    -------------
                 REMIC-PAC'S:
      386,266    9.00% Trust #136D 2020.......................         388,198          393,581
      208,324    9.50% Trust #1001F 2003......................         212,360          208,796
                                                                 -------------    -------------
                                                                       600,558          602,377
                                                                 -------------    -------------
                 TOTAL FEDERAL HOME LOAN MORTGAGE
                   CORPORATION................................       3,774,309        3,997,432
                                                                 -------------    -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-7.63%
                 MORTGAGE BACKED SECURITIES:
    2,553,821    7.50% 2024...................................       2,548,235        2,596,922
    3,410,204    8.00% 2024-2025..............................       3,453,556        3,513,573
    1,564,652    10.50% 2014-2020.............................       1,639,140        1,722,094
      829,416    11.00% 2011-2018.............................         854,268          923,243
       36,534    11.25% 2011..................................          37,926           40,906

FORTIS SECURITIES, INC.
Schedule of Investments (continued)
July 31, 1997

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
   $  116,079    12.00% 2014..................................   $     123,588    $     131,931
      154,013    12.50% 2015..................................         173,939          176,297
                                                                 -------------    -------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................       8,830,652        9,104,966
                                                                 -------------    -------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-3.73%
                 MORTGAGE BACKED SECURITIES:
    1,277,448    9.00% 2021...................................       1,287,627        1,359,283
      644,262    9.125% Fleet Mtg. Securities, Series 1989-3
                   Class D 2018 (GNMA Backed).................         658,355          648,611
    2,276,354    9.50% 2019-2020..............................       2,367,010        2,445,434
                                                                 -------------    -------------
                 TOTAL GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION................................       4,312,992        4,453,328
                                                                 -------------    -------------
                 U.S. TREASURY SECURITIES-5.95%
                 BONDS:
    1,400,000    8.875% 2019..................................       1,748,073        1,808,187
                                                                 -------------    -------------
                 NOTES:
    4,250,000    6.00% 1999...................................       4,243,615        4,271,250
    1,000,000    6.375% 2000..................................       1,011,531        1,014,687
                                                                 -------------    -------------
                                                                     5,255,146        5,285,937
                                                                 -------------    -------------
                 TOTAL U.S. TREASURY SECURITIES...............       7,003,219        7,094,124
                                                                 -------------    -------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............   $  23,921,172    $  24,649,850
                                                                 -------------    -------------
                                                                 -------------    -------------

COMMON STOCKS AND WARRANTS-0.05%

--------------------------------------------------------------------------------
                                                                                 Market
   Shares                                                      Cost (b)         Value (c)
   -------                                                   -------------    -------------
             APPAREL-0.03%
      500    Hosiery Corp. of America Class A (a)(f) .....   $       8,460    $      35,000
                                                             -------------    -------------
             LEISURE TIME-AMUSEMENTS-0.00%
    6,000    Hemmeter Enterprises, Inc. (Warrants)
               (a)(f).....................................          24,000               --
                                                             -------------    -------------
             TELECOMMUNICATIONS-0.02%
      500    RSL (Warrants) (a)(f)........................             500           22,500
                                                             -------------    -------------
             TOTAL COMMON STOCKS AND WARRANTS.............          32,960           57,500
                                                             -------------    -------------
                                                             -------------    -------------
             TOTAL LONG-TERM INVESTMENTS..................   $ 110,598,848    $ 115,801,848
                                                             -------------    -------------
                                                             -------------    -------------

SHORT-TERM INVESTMENTS-0.10%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                       Value (c)
   ---------                                                   -------------
               BANKS-0.02%
   $ 22,000    First Trust Money Market Variable Rate Time
                 Deposit, Current rate -- 5.47%.............   $      22,000
                                                               -------------
               DIVERSIFIED FINANCE-0.08%
    100,000    Associates Corp. Master Variable Rate Note,
                 Current rate -- 5.43%......................         100,000
                                                               -------------
               TOTAL SHORT-TERM INVESTMENTS.................         122,000
                                                               -------------
                                                               -------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $110,720,848)(B)...........................   $ 115,923,848
                                                               -------------
                                                               -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At July 31, 1997, the cost of securities for federal income tax purposes was $110,786,287, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 6,531,281
          Unrealized depreciation...........................   (1,393,720)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 5,137,561
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.

--------------------------------------------------------------------------------
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.20% of net assets as of July 31, 1997.
 (e) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (f) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired       Shares/Par   Security                                                                        Cost Basis
------------------  -----------  ------------------------------------------------------------------------------  ----------
July 18, 1997          500,000   American Communications Services, due 2007 - 144A                               $  500,000
April 8, 1997          500,000   Affinity Group Holding, due 2007 - 144A                                            504,298
February 3, 1997     1,000,000   CCA Holding, due 1999 - 144A                                                     1,213,048
July 11, 1994            6,000   Hemmeter Enterprises, Inc. (warrants)                                               24,000
October 7, 1994            500   Hosiery Corp. of America, Class A (warrants) - 144A                                  8,460
July 11, 1997          500,000   Iridium LLC, due 2005 - 144A                                                       477,211
August 3, 1995         500,000   Kloster Cruise, Inc., due 2003                                                     383,360
June 18, 1997          500,000   North Atlantic, due 2004 - 144A                                                    500,000
June 10, 1997        1,000,000   Precise Tech, due 2007 - 144A                                                    1,000,000
September 30, 1996         500   RSL (Warrants) - 144A                                                                  500
March 8, 1993          733,281   Sandia Mortgage Corp., due 2018 - restricted                                       550,152
October 26, 1993       104,214   Sandia Mortgage Corp., due 2018 - restricted                                        80,245

    The value of these securities at July 31, 1997, is $5,578,122 which represents 4.68% of net assets.
 (g) The interest rate disclosed for interest only strips represent the effective yield at July 31, 1997, based upon the estimated timing and amount of future cash flows. This investment has been identified by portfolio management as an illiquid security. The aggregate value of this security at July 31, 1997 is $241,425 which represents .20% of net assets.
 (h) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The value of these securities at July 31, 1997 is $2,482,027 which represents 2.08% of net assets.
  * Moody's Rating

FORTIS SECURITIES, INC.

Statement of Assets and Liabilities

July 31, 1997

--------------------------------------------------------------------------------
ASSETS
  Investments in securities, as detailed in the accompanying
    schedules, at market (cost $110,720,848) (Note 1).......   $ 115,923,848
  Receivables:
    Investment securities sold..............................       1,869,967
    Interest and dividends..................................       2,361,493
                                                               -------------
TOTAL ASSETS................................................     120,155,308
                                                               -------------
LIABILITIES
  Bank overdraft............................................           6,058
  Dividends payable ($.061 per share).......................         769,908
  Payable for investment advisory and management fees (Note
    2)......................................................          57,510
  Accounts payable and accrued expenses.....................          36,872
                                                               -------------
TOTAL LIABILITIES...........................................         870,348
                                                               -------------
NET ASSETS
  Net proceeds of capital stock, par value $.01 per share-
    authorized 15,000,000 shares; outstanding 12,621,450
    shares..................................................     132,852,713
  Unrealized appreciation of investments....................       5,203,000
  Undistributed net investment income.......................         287,278
  Accumulated net realized loss from sale of investments....     (19,058,031)
                                                               -------------
TOTAL NET ASSETS............................................   $ 119,284,960
                                                               -------------
NET ASSET VALUE PER SHARE...................................           $9.45
                                                               -------------

Statement of Operations
For the Year Ended July 31, 1997

----------------------------------------------------------------------------

NET INVESTMENT INCOME:
  Income
    Interest income.........................................   $ 10,001,845
                                                               -------------
  Expenses:
    Investment advisory and management fees (Note 2)........        687,241
    Legal and auditing fees (Note 2)........................         26,212
    Custodian fees..........................................         21,974
    Shareholders' notices and reports.......................         74,863
    Directors' fees and expenses............................         14,455
    Exchange listing fees...................................         28,323
    Other...................................................         18,579
                                                               -------------
  Total expenses............................................        871,647
                                                               -------------
NET INVESTMENT INCOME.......................................      9,130,198
                                                               -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 1):
  Net realized gain from security transactions..............        188,166
  Net change in unrealized appreciation of investments in
    securities..............................................      5,994,806
                                                               -------------
NET GAIN ON INVESTMENTS.....................................      6,182,972
                                                               -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $ 15,313,170
                                                               -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SECURITIES, INC.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                                                      YEAR ENDED       YEAR ENDED
                                                     JULY 31, 1997    JULY 31, 1996
                                                     -------------    -------------
OPERATIONS
  Net investment income...........................   $   9,130,198    $   9,773,183
  Net realized gain (loss) from security
    transactions..................................         188,166       (2,281,389)
  Net change in unrealized appreciation
    (depreciation) of investments.................       5,994,806         (130,897)
                                                     -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................      15,313,170        7,360,897
                                                     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................      (8,824,054)      (9,750,940)
  Excess distributions of net realized gains (Note
    1)............................................        (423,050)        (194,644)
                                                     -------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS...............      (9,247,104)      (9,945,584)
                                                     -------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from 6,372 and 11,289 shares issued as
    a result of reinvested dividends..............          67,899           93,545
                                                     -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........       6,133,965       (2,491,142)
NET ASSETS:
  Beginning of year...............................     113,150,995      115,642,137
                                                     -------------    -------------
  End of year (includes undistributed (excess of
    distributions over) net investment income of
    $287,278 and $(18,866), respectively).........   $ 119,284,960    $ 113,150,995
                                                     -------------    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SECURITIES, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Fortis Securities, Inc., ("the fund") is a closed-end diversified management investment company. The primary investment objective of the fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Fortis Securities Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of July 31, 1997, there were no outstanding purchases on a when-issued basis.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For the year ended July 31, 1997, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $145,988,799 and $149,740,824, respectively.

   INCOME TAXES: The fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable income is distributed. On a calendar year basis, the fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of bond premium and market discount recognition policies and wash sale transactions. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The effect on dividend distributions of the book-to-tax difference is presented as "excess distributions of net realized gains" in the statement of changes in net assets and the financial highlights.

   On the statement of Assets and Liabilities; due to permanent book-to-tax differences, accumulated net realized loss has been decreased $2,087,647; resulting in a reclassification to reduce paid-in-capital by the same amount.

   For federal income tax purposes, the fund had a capital loss carryover of $18,992,592 at July 31, 1997, which, if not offset by subsequent capital gains will expire as follows:

1998.........................................    $ 1,344,644
1999.........................................      5,325,293
2001.........................................        315,226
2002.........................................        258,409
2003.........................................      4,462,090
2004.........................................      7,000,194
2005.........................................        286,736

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   ILLIQUID SECURITIES: At July 31, 1997, investments in securities for the fund included issues that are illiquid. The fund currently limits investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at July 31, 1997, was $5,819,547 which represents 4.88% of net assets. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above.

   DIVIDEND REINVESTMENT PLAN: A shareholder may choose to have their dividends and capital gains distributions reinvested in additional whole and fractional shares. Although reinvested, this distribution will still be taxable. Under this plan, when the market price is greater than the net asset value, the reinvestment price will be the greater of 95 percent of the month-end market price (plus brokerage commissions) or the month-end net asset value. When the market price is less than the net asset value, the reinvestment price will be the market price (plus brokerage commissions) to the extent that shares can be purchased in the open market.

   A shareholder will receive his dividends and capital gains distributions in cash automatically, unless they inform the fund in writing that they desire to have their distributions reinvested in additional shares. This may be done by contacting Fortis Advisers, Inc. (see page 15). Notice to initiate or to terminate this Plan must be received by Advisers 15 days prior to the dividend date for which it is to become effective.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the fund. Investment advisory and management fees are computed at the annual rate of .45% for the first $100 million of average monthly net assets and at the annual rate of .40% of average monthly net assets over $100 million, plus 2% of net investment income.

   Legal fees and expenses aggregating $2,596 for the year ended July 31, 1997, were paid to a law firm of which the secretary of the fund is a partner.

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS: Selected per share historical data was as follows:

                                                                Year Ended July 31,
                                           -------------------------------------------------------------
                                             1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $    8.97    $    9.18    $    9.33    $   10.24    $   10.13
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .72          .78          .84          .93         1.02
  Net realized and unrealized gain
    (loss) on investments...............         .49         (.20)        (.11)        (.89)         .12
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................        1.21          .58          .73          .04         1.14
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.70)        (.78)        (.87)        (.95)       (1.03)
  Excess distributions of net realized
    gains...............................        (.03)        (.01)        (.01)          --           --
                                           ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....        (.73)        (.79)        (.88)        (.95)       (1.03)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $    9.45    $    8.97    $    9.18    $    9.33    $   10.24
                                           ---------    ---------    ---------    ---------    ---------
Per-share market value, end of year.....   $   8.688    $   7.875    $    8.75    $   9.625    $   11.50
Total investment return, market
  value*................................       20.27%       (1.36%)       0.25%       (8.16%)       9.91%
Total investment return, net asset
  value**...............................       14.83%        6.93%        8.46%        0.01%       11.06%
Net assets end of year (000s omitted)...   $ 119,285    $ 113,151    $ 115,642    $ 115,350    $ 123,541
Ratio of expenses to average monthly net
  assets................................        0.76%        0.80%        0.78%        0.76%        0.80%
Ratio of net investment income to
  average monthly net assets............        7.91%        8.47%        9.33%        9.30%       10.12%
Portfolio turnover rate.................         130%          67%          75%         125%          86%

* Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.
** Total investment return, net asset value, is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Securities, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Fortis Securities, Inc. as of July 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 1997 and the financial highlights for each of the years in the five-year period ended July 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fortis Securities, Inc. as of July 31, 1997 and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
September 5, 1997

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY,
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT ADVISOR AND          Fortis Advisers, Inc.
DIVIDEND DISBURSING AGENT       BOX 64284, ST. PAUL, MINNESOTA 55164

REGISTRAR                       Norwest Bank
                                MINNESOTA, N.A.
                                MINNEAPOLIS, MINNESOTA

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

MARKET PRICE  Fortis Securities, Inc. is listed on the New York Stock Exchange with the Ticker symbol "FOR." The market price is carried daily in the financial pages of most newspapers in the New York Stock Exchange Composite Transactions listings under the abbreviation FortisSec.

              In addition, each Monday The Wall Street Journal and other financial publications include a "Closed-End Funds" table which sets forth on a per share basis the previous week's net asset value, market price and the percentage difference between net asset value and market price for the fund under the name Fortis Securities.

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FORTIS FINANCIAL GROUP

Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

FFG includes Fortis Advisers, Inc., an established money manager, as well as Fortis Investors, Inc., a broker dealer with nationwide sales and marketing influence. The guarantees in our insurance products are underwritten by Fortis Benefits Insurance Company and Time Insurance Company.

                                                        [PHOTO]

Fortis Financial Group is part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.



- FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR FORTIS AT
  (800) 800-2638.
-------------------------------------------------------------------------------
                                                                ---------------
[LOGO]                                                             Bulk Rate
                                                                  U.S. Postage
FORTIS FINANCIAL GROUP                                                PAID
P.O. BOX 64284                                                  Permit No. 3794
ST. PAUL, MN 55164                                              Minneapolis, MN
                                                                ---------------
FORTIS SECURITIES FUND, INC.

- Printed on recycled paper with
  40% preconsumer waste and 10%
  post consumer waste. Please recycle.

FORTIS-Registered Trademark- and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

95387 (9/97)